EXHIBIT 99.3

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ DREW KEITH                                              CFO
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                               10/20/00
---------------------------------------    -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE

PREPARER:

/s/ JESSICA L. WILSON                             Chief Accounting Officer
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE

Jessica L. Wilson                                        10/20/00
---------------------------------------    -------------------------------------
PRINTED NAME OF PREPARER                                   DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-1

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------
                                                                MONTH              MONTH             MONTH
                                            SCHEDULE      -----------------------------------------------------
ASSETS                                       AMOUNT           JULY 2000         AUGUST 2000      SEPTEMBER 2000
---------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                          $15,476            $68,795           ($3,775)          ($71,331)
---------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH
---------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                 $15,476            $68,795           ($3,775)          ($71,331)
---------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)              $13,356,789         $7,933,994        $7,798,992         $6,750,647
---------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                  $6,001,461        $5,567,831         $4,846,972
---------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                                   $0                $0                 $0
---------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                             $131,474          $145,317           $148,402
---------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                    $37,290,970        $45,471,928       $45,904,717        $47,567,638
---------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                   $50,663,235        $59,607,652       $59,413,082        $59,242,328
---------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT            $17,083,867        $16,626,807       $16,924,550        $16,645,008
---------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                                     $6,269,976        $6,443,314         $6,601,266
---------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                              $17,083,867        $10,356,831       $10,481,236        $10,043,742
---------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                                  $0                $0                 $0
---------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                                         $0                $0                 $0
---------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                           $67,747,102        $69,964,483       $69,894,318        $69,286,070
---------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                             $607,314          $536,868           $249,015
---------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                 ($1,716)        ($122,509)         ($273,063)
---------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                      $0                $0                 $0
---------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                  $0                $0                 $0
---------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                       $0                $0                 $0
---------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                          $775,995        $1,238,774         $1,241,860
---------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                $1,381,593        $1,653,133         $1,217,812
---------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                              $152,776           $131,980          $121,458           $110,851
---------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                             $380,384                 $0                $0                 $0
---------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                         $10,596,326        $18,810,130       $18,723,701        $18,698,969
---------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                                $0                $0                 $0
---------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES          $11,129,486        $18,942,110       $18,845,159        $18,809,820
---------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                      $11,129,486        $20,323,703       $20,498,292        $20,027,632
---------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                $49,811,366       $49,811,366        $49,811,366
---------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                            ($170,586)        ($415,340)         ($552,928)
---------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                    $0        $49,640,780       $49,396,026        $49,258,438
---------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS'  EQUITY                        $11,129,486        $69,964,483       $69,894,318        $69,286,070
---------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-2

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

INCOME STATEMENT
----------------------------------------------------------------------------------------------------
                                             MONTH          MONTH           MONTH
                                         ----------------------------------------------   QUARTER
REVENUES                                   JULY 2000     AUGUST 2000   SEPTEMBER 2000      TOTAL
----------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                         $1,698,466     $2,644,756      $2,318,603     $6,661,825
----------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                      $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
3.  NET REVENUE                            $1,698,466     $2,644,756      $2,318,603     $6,661,825
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------
4.  MATERIAL                                       $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                   $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                       $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                           $1,698,466     $2,644,756      $2,318,603     $6,661,825
----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                   $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                            $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                 $470,725       $334,880        $246,773     $1,052,378
----------------------------------------------------------------------------------------------------
12. RENT & LEASE                                   $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                    $1,921,759     $2,530,623      $2,226,026     $6,678,408
----------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES               $2,392,484     $2,865,503      $2,472,799     $7,730,786
----------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                        ($694,018)     ($220,747)      ($154,196)   ($1,068,961)
----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)               $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)              $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                         ($40,425)      ($31,630)       ($39,053)     ($111,108)
----------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                   $174,996       $173,339        $171,713       $520,048
----------------------------------------------------------------------------------------------------
20. AMORTIZATION                                   $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                            $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES              $134,571       $141,709        $132,660       $408,940
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                              $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                              $0             $0            $250           $250
----------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                            $0             $0              $0             $0
----------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                  $0             $0            $250           $250
----------------------------------------------------------------------------------------------------
27. INCOME TAX                              ($288,003)     ($117,698)      ($149,522)     ($555,223)
----------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                       ($540,586)     ($244,758)      ($137,584)     ($922,928)
----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-3

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

----------------------------------------------------------------------------------------------------------
                                             MONTH            MONTH           MONTH
CASH RECEPITS AND                       --------------------------------------------------    QUARTER
DISBURSEMENTS                              JULY 2000       AUGUST 2000    SEPTEMBER 2000       TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                 $221,228         $68,795          ($3,775)       $221,228
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                  $3,259          $7,457               $0         $10,716
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                             $3,326,367      $2,214,239       $3,103,324      $8,643,930
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                    $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                $3,329,626      $2,221,696       $3,103,324      $8,654,646
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                    ($3,482,059)    ($2,294,266)     ($3,170,880)    ($8,947,205)
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS           ($3,482,059)    ($2,294,266)     ($3,170,880)    ($8,947,205)
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                           ($152,433)       ($72,570)        ($67,556)      ($292,559)
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $68,795         ($3,775)        ($71,331)       ($71,331)
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                           $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                       $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                          $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                           $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                        $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                               $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                            ($152,433)       ($72,570)        ($67,556)      ($292,559)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                        $68,795         ($3,775)        ($71,331)       ($71,331)
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-4

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

                                                                      MONTH           MONTH            MONTH
                                                    SCHEDULE      ------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT         JULY 2000      AUGUST 2000    SEPTEMBER 2000
---------------------------------------------------------------------------------------------------------------
1.  0-30                                                           $1,393,027       $2,460,095      $2,403,287
---------------------------------------------------------------------------------------------------------------
2.  31-60                                                          $1,649,627         $633,776      $1,020,889
---------------------------------------------------------------------------------------------------------------
3.  61-90                                                            $856,786         $596,046        $159,623
---------------------------------------------------------------------------------------------------------------
4.  91+                                                            $4,034,554       $4,109,075      $3,166,848
---------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                              $0      $7,933,994       $7,798,992      $6,750,647
---------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                        $0               $0              $0
---------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                              $0      $7,933,994       $7,798,992      $6,750,647

AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:  September 2000

                                     0-30            31-60            61-90            91+
TAXES  PAYABLE                       DAYS             DAYS            DAYS             DAYS            TOTAL
---------------------------------------------------------------------------------------------------------------
1.  FEDERAL                        ($322,293)              $0              $0               $0       ($322,293)
---------------------------------------------------------------------------------------------------------------
2.  STATE                            $49,230               $0              $0               $0         $49,230
---------------------------------------------------------------------------------------------------------------
3.  LOCAL                                 $0               $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE            ($273,063)              $0              $0               $0       ($273,063)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                 $39,908           $7,145         $71,584         $130,378        $249,015
---------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                              MONTH:  September 2000

                                 BEGINNING         AMOUNT                           ENDING
                                    TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                          LIABILITY*      0R ACCRUED          PAID          LIABILITY
---------------------------------------------------------------------------------------------
1.  WITHHOLDING**                        $0        $194,822         $194,822              $0
---------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                      $0              $0               $0              $0
---------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                      $0              $0               $0              $0
---------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                         $0              $0               $0              $0
---------------------------------------------------------------------------------------------
5.  INCOME                         ($55,073)      ($267,220)              $0       ($322,293)
---------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                  $0              $0               $0              $0
---------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES            ($55,073)       ($72,398)        $194,822       ($322,293)
---------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------
8.  WITHHOLDING                          $0              $0               $0              $0
---------------------------------------------------------------------------------------------
9.  SALES                              $596              $0             $392            $204
---------------------------------------------------------------------------------------------
10. EXCISE                          $34,666         $49,026          $34,666         $49,026
---------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                         $0              $0               $0              $0
---------------------------------------------------------------------------------------------
12. REAL PROPERTY                   $15,000        ($15,000)              $0              $0
---------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                  $0              $0               $0              $0
---------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL             $50,262         $34,026          $35,058         $49,230
---------------------------------------------------------------------------------------------
16. TOTAL TAXES                     ($4,811)       ($38,372)        $229,880       ($273,063)
---------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-5

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH: September 2000
BANK  RECONCILIATIONS
                                           Account #1      Account #2      Account #3
---------------------------------------------------------------------------------------------------------
A.       BANK:                              Bank One        Sun Trust
-------------------------------------------------------------------------------------------
B.        ACCOUNT NUMBER:                  100128198         5572932                           TOTAL
-------------------------------------------------------------------------------------------
C.        PURPOSE (TYPE):                   Deposit         Operating
---------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                        $0          $6,433                          $6,433
---------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                  $0              $0                              $0
---------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                      $0              $0                              $0
---------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                     ($92,514)             $0                        ($92,514)
---------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                 ($92,514)         $6,433              $0        ($86,081)
---------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN           No checks        No checks
---------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
---------------------------------------------------------------------------------------------------------
7.  N/A
---------------------------------------------------------------------------------------------------------
8.  N/A
---------------------------------------------------------------------------------------------------------
9.  N/A
---------------------------------------------------------------------------------------------------------
10. N/A
---------------------------------------------------------------------------------------------------------
11. TOTAL  INVESTMENTS                                                                $0              $0
---------------------------------------------------------------------------------------------------------

CASH
---------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                             $14,750
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                   ($71,331)
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL BASIS-6

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96


                                                           MONTH: September 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                            INSIDERS
-------------------------------------------------------------------
                      TYPE OF              AMOUNT        TOTAL PAID
       NAME           PAYMENT               PAID           TO DATE
-------------------------------------------------------------------
1.  Toby Skaar        Salary                      $0        $4,808
-------------------------------------------------------------------
2.  Doug Kalitta      Salary                 $10,000       $55,000
-------------------------------------------------------------------
3.  N/A
-------------------------------------------------------------------
4.  N/A
-------------------------------------------------------------------
5.  N/A
-------------------------------------------------------------------
6.  TOTAL PAYMENTS
                                         --------------------------
     TO INSIDERS                             $10,000       $59,808
--------------------------------------------------------------------------------

                           PROFESSIONALS
--------------------------------------------------------------------------------
              DATE OF COURT                                               TOTAL
             ORDER AUTHORIZING   AMOUNT       AMOUNT     TOTAL PAID     INCURRED
    NAME         PAYMENT        APPROVED       PAID        TO DATE     & UNPAID*
--------------------------------------------------------------------------------
1.  N/A
--------------------------------------------------------------------------------
2.  N/A
--------------------------------------------------------------------------------
3.  N/A
--------------------------------------------------------------------------------
4.  N/A
--------------------------------------------------------------------------------
5.  N/A
--------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
                              --------------------------------------------------
    TO PROFESSIONALS               $0            $0            $0          $0
--------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

                               SCHEDULED      AMOUNTS
                                MONTHLY        PAID          TOTAL
                               PAYMENTS       DURING        UNPAID
       NAME OF CREDITOR           DUE          MONTH     POSTPETITION
-----------------------------------------------------------------------
1. GE Capital                   $11,579       $11,579         $0
-----------------------------------------------------------------------
2. N/A
-----------------------------------------------------------------------
3. N/A
-----------------------------------------------------------------------
4. N/A
-----------------------------------------------------------------------
5. N/A
-----------------------------------------------------------------------
6. TOTAL                        $11,579       $11,579         $0
-----------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CHARTERS, INC.                    ACCRUAL  BASIS-7

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96

                                                        MONTH: September 2000

-------------------------------------------------------------------------------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                         X
-------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                X
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                          X
-------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                    X
-------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                    X
-------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                              X
-------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                 X
-------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                          X
-------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                X
-------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                               X
-------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                         X
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                           X
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
-------------------------------------------------------------------------------------------------------
Inventory for Kitty Hawk Accessories was sold in Auction in September 2000.
These assets were transferred to Kitty Hawk International, Inc.
-------------------------------------------------------------------------------------------------------
Case #400-42144.
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
-------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
-------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CHARTERS, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42143-BJH                                  ACCRUAL BASIS

                                              MONTH:           September 2000

--------------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS          LINE
 FORM NUMBER          NUMBER                     FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------------------------------------------

       7                       All insurance plans related to the Company are carried
                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.
--------------------------------------------------------------------------------------------------------------------
       3                3      The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetition accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
--------------------------------------------------------------------------------------------------------------------
       3                8      All cash received into the Company cash accounts is swept
                                  each night to Kitty Hawk, Inc. Master Account (see Case
                                  #400-42141).
--------------------------------------------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------------------------------------------
       4                6      All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------------------
       4                6      Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Charters Aging. Company is working on clearing these items.
--------------------------------------------------------------------------------------------------------------------
       3                28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
--------------------------------------------------------------------------------------------------------------------

CASE  NAME: KITTY HAWK CHARTERS, INC.

CASE  NUMBER: 400-42143

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                    September 2000


8.   OTHER  (ATTACH  LIST)                           $ 47,567,638 Reported
                                              --------------------
        Intercompany Receivables                       47,184,555
        Contra A/R                                            420
        A/R Other                                          52,231
        A/R Clearing                                       78,621
        A/R Customer Refund                                 3,376
        A/R Accrued                                            30
        A/R 401(k) Loan                                    (1,784)
        A/R Employees                                       8,507
        A/R Clothing Sales                                 33,969
        A/R Payroll Advance                                     -
        A/R Aging reconciling item                        134,516
        Fuel Inventory                                     66,481
        Misc                                                6,082
        Security Deposit                                      634
                                              --------------------
                                                       47,567,638 Detail
                                              --------------------
                                                                - Difference



22.  OTHER  (ATTACH  LIST)                            $ 1,241,860 Reported
                                              --------------------

        Accrued charter expenses                          561,040
        Accrued Salaries/Wages                            296,563
        Accrued 401(k)                                    (38,670)
        Accrued accounting/legal                           35,831
        A/P Unrecorded                                     26,000
        Adjusted FET                                     (136,996)
        A/P Aging reconciling item                          7,631
        Accrued franchise tax                              15,732
        Misc                                                  136
        Accrued Fuel                                      474,593
                                              --------------------
                                                        1,241,860 Detail
                                              --------------------
                                                                - Difference




ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                               $2,226,026 Reported
                                              --------------------
        Ondemand costs                                    251,880
        135 Airline charter costs                          85,064
        Fuel                                              610,781
        Wages                                             631,010
        Travel expense                                     19,056
        Insurance                                          37,702
        Other                                               9,490
        Rotables/Repair/Consumables                       551,869
        Shipping                                            6,562
        Shop materials/equip rental                        22,612
        Maintenance allocation                                  -
                                              --------------------
                                                        2,226,026 Detail
                                              --------------------
                                                                - Difference




ACCRUAL BASIS-3
8.   OTHER  (ATTACH  LIST)                             (3,170,880)Reported
                                              --------------------
        Transfer from OK Turbines (Case #400-42146)       150,000
        Sweeps to Kitty Hawk, Inc.                     (3,320,880)Detail
                                              --------------------
                                                       (3,170,880)Detail
                                              --------------------
                                                                - Difference